Exhibit 4.5
PRIVATE PLACEMENT SUBSCRIPTION AMENDING AGREEMENT
THIS AMENDING AGREEMENT dated for reference December 22, 2005 is made
AMONG:
UOB CAPITAL INVESTMENTS PTE LTD, 80 Raffles Place, UOB Plaza 2 #30-20 Singapore 048624
(the “Purchaser”)
OF THE FIRST PART
AND:
WEX PHARMACEUTICALS INC. (formerly known as INTERNATIONAL WEX TECHNOLOGIES INC.), a corporation formed under the Canada Business Corporations Act and having an office at 2100 – 1040 West Georgia Street, Vancouver, British Columbia V6E 4H1
(the “Company”)
OF THE SECOND PART
AND:
WEX MEDICAL LIMITED, a corporation formed under the laws of Hong Kong and having an office at Unit A, 34/F., Manulife Tower, 169 Electric Road, North Point, Hong Kong
(the “Subsidiary”)
OF THE THIRD PART
WHEREAS:
A.
On June 14, 2004, the Purchaser advanced to the Subsidiary $1,500,000 (the “Advanced Funds”) pursuant to a subscription agreement among the Purchaser, the Subsidiary and the Company dated May 18, 2004 (the “Original Subscription Agreement”);

B.	Pursuant to the Original Subscription Agreement, the Subsidiary and the Company issued to the Purchaser a debenture dated June 14, 2004 relating to the Advanced Funds (the “Debenture”);

C.	The Purchaser, the Subsidiary and the Company wish to enter into this Amending Agreement to amend certain provisions of the Original Subscription Agreement as hereinafter provided; and

D.	Concurrently with the execution of this Amending Agreement, the Purchaser, the Subsidiary and the Company have agreed to amend the Debenture.
NOW THEREFORE in consideration of the mutual premises, covenants and agreements herein set forth, and $1.00 now paid by each party to the others, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto covenant and agree as follows:
1.	Definitions
In this Amending Agreement and the recitals hereto, unless the context otherwise requires, any capitalized term not otherwise defined herein will have the meaning ascribed thereto in the Original Subscription Agreement.
2.	One Instrument
The parties hereto agree that the Original Subscription Agreement, as amended hereby, shall continue to have full force and effect and this Amending Agreement shall have effect, so far as practicable, as if all of the provisions of the Original Subscription Agreement and this Amending Agreement were contained in the one instrument.
3.	Amendments
3.1	The definition of “Debentures” in section l.l(j) of the Original Subscription Agreement is deleted and the following is substituted in its place:
“(j)
“Debentures” means the unsecured convertible debentures originally due five years and one day from the date of issuance and bearing interest at 5 1/2% per annum payable semi annually and otherwise having the attributes and being in the form of Schedule “A” attached to this Agreement, as amended from time to time;”

3.2	Article 5 of the Original Subscription Agreement is deleted and the following is substituted in its place:
“5.	COVENANTS OF THE COMPANIES

5.1	The Company and each of its subsidiaries shall deliver to the Purchaser such financial statements and other documents as required under the Debentures.

5.2
So long as any Debentures are outstanding, the Companies agree to appoint to the board of directors of Nanning Maple Leaf Pharmaceutical Co. Ltd. (a limited liability company under the laws of China), one nominee designated in writing by holders of Debentures.

5.3
So long as any Debentures are outstanding, the Purchaser shall be entitled to appoint an observer who shall have the right to attend all board meetings of the Company, including committee meetings, either in person or by phone. The observer will have the right to receive notice of all meetings of the board of the Company, including committee meetings, and the right to speak thereat and will receive all information and material presented to the board as would a director. The Companies will pay all reasonable expenses of the observer incurred in attending at meetings of the board of directors, or any committees thereof. Such expenses will be paid by the Companies in the same manner as the Companies pay the expenses of their directors.

5.4	The covenants contained in this section 5 will survive Closing and shall terminate upon the conversion of the Debentures in accordance with the terms thereof.”
4.	Representation, Warranties and Covenants of the Companies
4.1	The Companies, jointly and severally, represent, warrant and covenant that, as of the date hereof:
(a)	except as disclosed in Schedule A hereto, the representations and warranties in Section 4.1 of the Original Subscription Agreement are true and correct;

(b)	each of the Companies has full corporate power and authority to enter into this Amending Agreement and perform its obligations hereunder;

(c)
the execution and delivery of this Amending Agreement will not breach, violate or conflict with any instrument or agreement governing any Intellectual Property right owned, used by or licensed to the Company or any of its subsidiaries, will not cause the forfeiture or termination of any Intellectual Property right owned, used by or licensed to the Company or any of its subsidiaries to use, sell, license or dispose of or to bring any action for the infringement of any Intellectual Property right owned, used by or licensed to the Company or any of its subsidiaries (or any portion thereof);

(d)
the Company and its subsidiaries are not in default or breach of, and the execution and delivery of, and the performance of and compliance with the terms of this Amending Agreement by the Company or any of the transactions contemplated hereby does not and will not result in any breach of, or constitute a default under, and does not and will not create a state of facts which, after notice or lapse of time or both, would result in a breach or constitute a default under, any term or provision of the constating documents or resolutions of shareholders or directors of the Company or any of its subsidiaries, or any indenture, mortgage, note, contract, agreement (written or oral), instrument, lease or other document to which the Company or any of its subsidiaries is a party or by which it is bound, or any judgment, decree, order, statute, rule or regulation applicable to the Company or any of its subsidiaries, which default or breach might reasonably be expected to materially adversely affect the business, operations, capital or condition (financial or otherwise) of the Company or any of its subsidiaries or their properties or assets;

(e)	this Amending Agreement has been duly authorized by all necessary corporate action on the part of the Companies;

(f)	the Company has obtained the approval from the Exchange in respect of the transactions contemplated by this Amending Agreement; and

(g)
to the best of the Company’s knowledge, the representations, warranties and statements of fact contained herein or otherwise furnished by or on behalf of the Company or the subsidiaries to the Purchaser in connection with the transactions contemplated by this Amending Agreement do not omit to state any material fact necessary to make any such representation, warranty or statement not misleading. The Company has no knowledge of any facts relating to the Business which, if known to the Purchaser, might reasonably be expected to deter the Purchaser from entering into this Amending Agreement.

4.2	The representations, warranties and covenants contained in this section will survive the execution of this Amending Agreement.
5.	Release
Upon timely payment being made in accordance with section 3.1(a) of each of the Debentures, the Purchaser shall deliver to the Company a release in the form attached hereto as Schedule B executed by the Purchaser.
6.	Expenses
Upon execution of this Amending Agreement, the Company shall reimburse the Purchaser for half of the legal fees and expenses (and taxes thereon) incurred by the Purchaser arising out of the non-disclosure by the Company of the dispute relating to Chinese patent ZL 95190556.2, including the costs relating to the negotiation, preparation and execution of this Amending Agreement.
7.	Counterparts
This Agreement may be executed in any number of counterparts, each of which will be deemed to be an original and all of which taken together will be deemed to constitute one and the same instrument. Counterparts may be delivered either in original or faxed form and the parties adopt any signatures received by a receiving fax machine as original signatures of the parties; provided, however, that any party providing its signature in such manner will promptly forward to the other party an original of the signed copy of this Agreement which was so faxed.

IN WITNESS WHEREOF the parties hereto have duly executed this Agreement as of the day and year first above written.

For and on behalf of UOB CAPITAL INVESTMENTS PTE LTD

/s/ “Terence Ong Sea Eng” Signature

Terence Ong Sea Eng

Name

Authorised Signatory

Title

SIGNED, SEALED AND DELIVERED	)
BY WEX PHARMACEUTICALS INC.	)
in the presence of:	)
)
/s/ “Iain R. Mant”	)

Signature	)
	)	/s/ “Edge Wang”

Iain R. Mant	)	Edge Wang, President
Barrister & Solicitor	)

Name	)
)
2100 – 1075 West Georgia Street	)
Vancouver, BC V6E 3G2)
604 631 4734)

Address	)
)
)

SIGNED, SEALED AND DELIVERED	)
BY WEX MEDICAL LIMITED)
in the presence of:	)
)
/s/ “Iain Mant”	)
Signature	)
	)	/s/ “Edge Wang”

Iain R. Mant	)	Edge Wang, President
Barrister & Solicitor	)

Name	)
)
2100 – 1075 West Georgia Street	)
Vancouver, BC V6E 3G2)
604 631 4734)

Address	)
)
)

SCHEDULE A
DISCLOSURE SCHEDULE TO
PRIVATE PLACEMENT SUBSCRIPTION AMENDING AGREEMENT
DATED FOR REFERENCE DECEMBER 22, 2005
The representations set forth in section 4.1 of the original Subscription Agreement are true and correct except as set forth below. Paragraph numbers below correspond to paragraph references under section 4.1 of the Original Subscription Agreement.
(d)	As of September 30, 2005 the Company had issued and outstanding 35,059,461 common shares.

(i)	The reference to March 31, 2003 should be changed to June 30, 2005.

(j)	Schedule D of the Original Subscription Agreement should include reference to the following agreements:
A. Licensing and Collaboration Agreement and accompanying Supply Agreement between the Company and Laboratories Del Dr. Esteve, S.A. dated November 27, 2002, as amended by a Revised Collaboration Letter dated March 9, 2005.
B. Manufacturing and Option Agreement between the Company and Sabex 2002 Inc., dated March 17, 2004.
C. Letter of Understanding between the Company and Mr. Claude Cardinal dated November 21, 2003 (7% royalty on certain topical formulations)
D. Licensing Agreement between the Company and Techpharm Inc., dated November 21, 2003 (7% on certain topical formulations)
(m)
As disclosed in the Company’s news release dated June 28, 2005 the Company has been notified the Chinese Patent Office has changed registered ownership of the drug withdrawal patent ZL 95190556.2 “Use of Amino Quinazoline Hydride Compound and it Derivative for Abstaining from Drug Dependence” in China from the Company’s subsidiary, Nanning Maple Leaf Pharmaceuticals to one of two inventors and a third party who alleges to have been an employer of the other inventor. The Company has decided to temporarily postpone development and testing of its opiate addiction withdrawal drug in China. In August 2005, the Company was notified that an earlier attempt by a third party to invalidate this patent had been withdrawn.

The Company has initiated re-examination proceedings for patent US 6,407,088 “Method of Analgesia”.
During the preparation and prosecution of the Company’s patent applications a range of documents have been identified. These include patents and applications directed to some aspects of the chemistry and use of TTX.

There may be additional patent documents (including pending applications) in existence of which the Company is unaware, including patent applications which have been filed but have not yet been laid open to public inspection. To the best of the Company’s knowledge, there are no existing patents of such a scope that they would preclude the Company from conducting its Business. Nonetheless it is possible that some aspect of the Company’s planned activities might at some point potentially infringe upon one or more existing patents or patent applications in one or more jurisdictions.
Although not exhaustive it is believed that the results of the International Search Reports that have issued in the Company’s PCT applications (including applications owned by Nanning Maple Leaf Pharmaceutical Co. Ltd.) provide a reasonably comprehensive representation of the relevant prior art patents and patent applications. The lists of prior art cited in Search Reports already issued with respect to the Company’s PCT filings are attached hereto. Additional documents may have been identified in individual national or regional prosecutions.
(n)	See paragraph (m) above.

(q)	See paragraph (j) above.

(t)	See paragraph (m) above.

(y)	The Company is the subject of an investigation by the British Columbia Securities Commission with respect to the disclosure of certain clinical trial results.

(ii)	A. See paragraph (y) above.
B. The Company has received requisitions to call a meeting from two different shareholders. The first requisition was received from Ms. Margaret Chow and the second from Mr. Arlyn Miller.
Ms. Chow’s request asks the Company to call a special meeting to remove all of the directors, to fix the size of the board at six and to elect her nominees (which had not been specified). The Company had considered Ms. Chow’s requisition and determined not to call a meeting of shareholders to deal with her requisition. As a result, Ms. Chow was entitled to call a meeting, but took no steps in furtherance thereof other than to issue a press release.
Mr. Miller’s subsequent requisition asks the Company to call a special meeting to remove Donna Shum, Frank Shum and Kenneth Li as directors, and elect Dr. Benjamin Chen, Mr. Pierre Cantin and Mr. Arlyn Miller as directors in their place. The Company has considered Mr. Miller’s requisition and has called the Meeting to address his requisition. The Company recommends shareholders vote in favour of this resolution.
Mr. Miller’s requisition also asks the Company to call a special meeting to ask shareholders of the Company to approve the creation of a Royalty Trust. The Company is making no recommendation to shareholders with respect to this resolution.
C. See paragraph (y) above.

SCHEDULE B
RELEASE

MUTUAL RELEASE
This Agreement is made the 22nd day of December, 2005.
BETWEEN:
WEX PHARMACEUTICALS INC.
(“Wex”)
AND:
WEX MEDICAL LIMITED
(“Wex HK”)
AND:
UOB CAPITAL INVESTMENTS PTE LTD
(“UOB”)
WHEREAS:
A. Wex, Wex HK and UOB entered into a Private Placement Subscription Agreement dated May 18, 2004 and a Debenture dated June 14, 2004 (together the “Loan Agreement”) whereby UOB advanced the sum of US $1,500,000 to Wex HK.
B. Nanning Maple Leaf Pharmaceuticals, a subsidiary of Wex, is and has been involved in a dispute regarding the ownership of Chinese Patent No. ZL95190556.2 “Use of Quinazoline Hydride Compound and its Derivative for Abstaining from Drug Dependence” (the “Dispute”).
C. UOB has asserted that the representations and warranties made by Wex and Wex HK to UOB in the Loan Agreement were not accurate because of the existence of the Dispute at the time the Loan Agreement was entered into (the “Disclosure Issue”).
D. Wex, Wex HK and UOB have entered into a Private Placement Subscription Amending Agreement dated December 22, 2005 and a Debenture Amendment Agreement dated December 22, 2005 (collectively the “New Agreements”) to amend the terms and conditions of the Loan Agreement.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the sum of $10.00 now paid by each party to the other and in consideration of the mutual covenants and agreements herein contained, and other good and valuable consideration, including the entering into of the New Agreements the parties hereto agree as follows:
1. RELEASE BY WEX
Wex and Wex HK each hereby remises, releases and forever discharges UOB and its successors, assigns, directors, officers, agents and employees (collectively, the “UOB Releasees”) of and from any and all liabilities, causes of action, claims, proceedings, suits, costs, demands, obligations, interest, debts, duties and damages of whatever nature or kind, whether at law or at equity and whether known or unknown, suspected or unsuspected, which Wex or Wex HK has or subsequently may have against the UOB Releasees or any of them, arising out of the Disclosure Issue.
2. RELEASE BY UOB
UOB hereby remises, releases and forever discharges Wex and Wex HK and their successors, assigns, directors, officers, agents and employees (collectively, the “Wex Releasees”) of and from any and all liabilities, causes of action, claims, proceedings, suits, costs, demands, obligations, interest, debts, duties and damages of whatever nature or kind, whether at law or at equity and whether known or unknown, suspected or unsuspected, which UOB has or subsequently may have against the Wex Releasees arising out of the Disclosure Issue.
3. AGREEMENT NOT TO SUE OTHERS WITH RESPECT TO SUBJECT MATTER OF RELEASE
The parties agree not to make any claim or take or continue any proceedings against any other person or corporation who might claim contribution or indemnity from the other in connection with the subject matter of this Mutual Release.
4. RELEASE DOES NOT AFFECT ANY OBLIGATIONS UNDER THE NEW AGREEMENT
For greater clarity, this Mutual Release does not affect any of the obligations of any party pursuant to the New Agreements.
5. NOT AN ADMISSION OF LIABILTY
This Mutual Release does not constitute any admission of liability or wrongdoing by any party to this Mutual Release.
6. CONFIDENTIALITY
The parties have agreed on the terms of a press release to be issued by Wex announcing the entering into of the New Agreement, the form of which is attached as Schedule A to this agreement (the “Press Release”). The parties agree that, except to the extent disclosed in the Press Release, they shall keep the terms of this Mutual Release and the New Agreements confidential and not disclose them to any person or entity, except that they shall be permitted to disclose the terms as necessary to professional advisors and as required by law.

7. AGREEMENT NOT TO BE AFFECTED BY DIFFERENCE IN FACTS OR LAW
The parties acknowledge that the facts and law in respect of which this Mutual Release is given may be different from the facts and law now known or believed to be true. The parties agree that this release will in all respects be enforceable and not subject to termination, rescission, or variation by discovery of any difference in facts or law.
8. GOVERNING LAW
This Mutual Release is governed by the laws in force in the Province of British Columbia. The Courts of British Columbia shall have exclusive jurisdiction over this Mutual Release, including without limitation the enforcement of this Mutual Release and any dispute regarding its interpretation and application.
9. SUCCESSORS AND ASSIGNS
This Mutual Release is binding upon and for the benefit of the parties hereto and their respective heirs, executors, administrators, successors, assigns, partners, agents and employees (in such capacity).
10. COUNTERPARTS
This Mutual Release may be executed in one or more counterparts and such counterparts may be transmitted by electronic facsimile, and each such counterpart shall be deemed to be an original and together such counterparts shall constitute one document.

11. ENTIRE AGREEMENT
The provisions contained herein, together with the New Agreements, constitute the entire agreement between the parties and supersede all previous communications, representations, understandings and agreements, whether oral or written, between them with respect to the subject matter of this Mutual Release and New Agreements.
IN WITNESS WHEREOF the parties have set their authorized signatures this 22 day of December, 2005.
WEX PHARMACEUTICALS INC.

Per:	/s/ “Edge Wang” Authorized Signatory

WEX MEDICAL LIMITED

Per:	/s/ “Edge Wang” Authorized Signatory

UOB CAPITAL INVESTMENTS PTE LTD

Per:	/s/ “Terence Ong Sea Eng”

Authorized Signatory

PRIVATE PLACEMENT SUBSCRIPTION AMENDING AGREEMENT
THIS AMENDING AGREEMENT dated for reference December 22, 2005 is made
AMONG:
UOB VENTURE TECHNOLOGY INVESTMENTS LTD,
80 Raffles Place, UOB Plaza 2 #30-20, Singapore 048624
(the “Purchaser”)
OF THE FIRST PART
AND:
WEX PHARMACEUTICALS INC. (formerly known as INTERNATIONAL WEX TECHNOLOGIES INC.), a corporation formed under the Canada Business Corporations Act and having an office at 2100 — 1040 West Georgia Street, Vancouver, British Columbia V6E 4H1
(the “Company”)
OF THE SECOND PART
AND:
WEX MEDICAL LIMITED, a corporation formed under the laws of Hong Kong and having an office at Unit A, 34/F., Manulife Tower, 169 Electric Road, North Point, Hong Kong
(the “Subsidiary”)
OF THE THIRD PART
WHEREAS:
A.
On June 14, 2004, the Purchaser advanced to the Subsidiary $1,500,000 (the “Advanced Funds”) pursuant to a subscription agreement among the Purchaser, the Subsidiary and the Company dated May 18, 2004 (the “Original Subscription Agreement”);

B.	Pursuant to the Original Subscription Agreement, the Subsidiary and the Company issued to the Purchaser a debenture dated June 14, 2004 relating to the Advanced Funds (the “Debenture”);

C.	The Purchaser, the Subsidiary and the Company wish to enter into this Amending Agreement to amend certain provisions of the Original Subscription Agreement as hereinafter provided; and
D.	Concurrently with the execution of this Amending Agreement, the Purchaser, the Subsidiary and the Company have agreed to amend the Debenture.
NOW THEREFORE in consideration of the mutual premises, covenants and agreements herein set forth, and $1.00 now paid by each party to the others, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto covenant and agree as follows:
1.	Definitions
In this Amending Agreement and the recitals hereto, unless the context otherwise requires, any capitalized term not otherwise defined herein will have the meaning ascribed thereto in the Original Subscription Agreement.
2.	One Instrument
The parties hereto agree that the Original Subscription Agreement, as amended hereby, shall continue to have full force and effect and this Amending Agreement shall have effect, so far as practicable, as if all of the provisions of the Original Subscription Agreement and this Amending Agreement were contained in the one instrument.
3.	Amendments
3.1	The definition of “Debentures” in section 1.1(j) of the Original Subscription Agreement is deleted and the following is substituted in its place:
“(j)
“Debentures” means the unsecured convertible debentures originally due five years and one day from the date of issuance and bearing interest at 5 1/2% per annum payable semi annually and otherwise having the attributes and being in the form of Schedule “A” attached to this Agreement, as amended from time to time;”

3.2	Article 5 of the Original Subscription Agreement is deleted and the following is substituted in its place:
“5.	COVENANTS OF THE COMPANIES
5.1	The Company and each of its subsidiaries shall deliver to the Purchaser such financial statements and other documents as required under the Debentures.

5.2
So long as any Debentures are outstanding, the Companies agree to appoint to the board of directors of Nanning Maple Leaf Pharmaceutical Co. Ltd. (a limited liability company under the laws of China), one nominee designated in writing by holders of Debentures.

5.3
So long as any Debentures are outstanding, the Purchaser shall be entitled to appoint an observer who shall have the right to attend all board meetings of the Company, including committee meetings, either in person or by phone. The observer will have the right to receive notice of all meetings of the board of the Company, including committee meetings, and the right to speak thereat and will receive all information and material presented to the board as would a director. The Companies will pay all reasonable expenses of the observer incurred in attending at meetings of the board of directors, or any committees thereof. Such expenses will be paid by the Companies in the same manner as the Companies pay the expenses of their directors.

5.4	The covenants contained in this section 5 will survive Closing and shall terminate upon the conversion of the Debentures in accordance with the terms thereof.”
4.	Representation, Warranties and Covenants of the Companies
4.1	The Companies, jointly and severally, represent, warrant and covenant that, as of the date hereof:
(a)	except as disclosed in Schedule A hereto, the representations and warranties in Section 4.1 of the Original Subscription Agreement are true and correct;

(b)	each of the Companies has full corporate power and authority to enter into this Amending Agreement and perform its obligations hereunder;

(c)
the execution and delivery of this Amending Agreement will not breach, violate or conflict with any instrument or agreement governing any Intellectual Property right owned, used by or licensed to the Company or any of its subsidiaries, will not cause the forfeiture or termination of any Intellectual Property right owned, used by or licensed to the Company or any of its subsidiaries to use, sell, license or dispose of or to bring any action for the infringement of any Intellectual Property right owned, used by or licensed to the Company or any of its subsidiaries (or any portion thereof);

(d)
the Company and its subsidiaries are not in default or breach of, and the execution and delivery of, and the performance of and compliance with the terms of this Amending Agreement by the Company or any of the transactions contemplated hereby does not and will not result in any breach of, or constitute a default under, and does not and will not create a state of facts which, after notice or lapse of time or both, would result in a breach or constitute a default under, any term or provision of the constating documents or resolutions of shareholders or directors of the Company or any of its subsidiaries, or any indenture, mortgage, note, contract, agreement (written or oral), instrument, lease or other document to which the Company or any of its subsidiaries is a party or by which it is bound, or any judgment, decree, order, statute, rule or regulation applicable to the Company or any of its subsidiaries, which default or breach might reasonably be expected to materially adversely affect the business, operations, capital or condition (financial or otherwise) of the Company or any of its subsidiaries or their properties or assets;

(e)	this Amending Agreement has been duly authorized by all necessary corporate action on the part of the Companies;

(f)	the Company has obtained the approval from the Exchange in respect of the transactions contemplated by this Amending Agreement; and

(g)
to the best of the Company’s knowledge, the representations, warranties and statements of fact contained herein or otherwise furnished by or on behalf of the Company or the subsidiaries to the Purchaser in connection with the transactions contemplated by this Amending Agreement do not omit to state any material fact necessary to make any such representation, warranty or statement not misleading. The Company has no knowledge of any facts relating to the Business which, if known to the Purchaser, might reasonably be expected to deter the Purchaser from entering into this Amending Agreement.

4.2	The representations, warranties and covenants contained in this section will survive the execution of this Amending Agreement.
5.	Release
Upon timely payment being made in accordance with section 3.1(a) of each of the Debentures, the Purchaser shall deliver to the Company a release in the form attached hereto as Schedule B executed by the Purchaser.
6.	Expenses
Upon execution of this Amending Agreement, the Company shall reimburse the Purchaser for half of the legal fees and expenses (and taxes thereon) incurred by the Purchaser arising out of the non-disclosure by the Company of the dispute relating to Chinese patent ZL 95190556.2, including the costs relating to the negotiation, preparation and execution of this Amending Agreement.
7.	Counterparts
This Agreement may be executed in any number of counterparts, each of which will be deemed to be an original and all of which taken together will be deemed to constitute one and the same instrument. Counterparts may be delivered either in original or faxed form and the parties adopt any signatures received by a receiving fax machine as original signatures of the parties; provided, however, that any party providing its signature in such manner will promptly forward to the other party an original of the signed copy of this Agreement which was so faxed.

IN WITNESS WHEREOF the parties hereto have duly executed this Agreement as of the day and year first above written.
For and on behalf of
UOB VENTURE TECHNOLOGY
INVESTMENTS LTD

/s/ “Seah Kian Wee” Signature

Seah Kian Wee Name

Managing Director of UOB Venture Management Pte Ltd Title

SIGNED, SEALED AND DELIVERED	)
BY WEX PHARMACEUTICALS INC.	)
in the presence of:	)
)
/s/ “Iain R. Mant”	)
Signature	)
	)	/s/ “Edge Wang”
Iain R. Mant	)	Edge Wane, President
Barrister & Solicitor	)
Name	)
)
2100 — 1075 West Georgia Street	)
Vancouver, BC V6E 3G2)
604 631 4734 Address	) )
)
)

SIGNED, SEALED AND DELIVERED	)
BY WEX MEDICAL LIMITED )
in the presence of:	)
)
/s/ “ Iain R. Mant ”	)
Signature	)
	)	/s/ “ Edge Wang ”
Iain R. Mant	)	Edge Wane, President
Barrister & Solicitor	)
Name	)
)
2100 — 1075 West Georgia Street	)
Vancouver, BC V6E 3G2)
604 631 4734 Address	) )
)
)

SCHEDULE A
DISCLOSURE SCHEDULE TO
PRIVATE PLACEMENT SUBSCRIPTION AMENDING AGREEMENT
DATED FOR REFERENCE DECEMBER 22, 2005
The representations set forth in section 4.1 of the original Subscription Agreement are true and correct except as set forth below. Paragraph numbers below correspond to paragraph references under section 4.1 of the Original Subscription Agreement.
(d)	As of September 30, 2005 the Company had issued and outstanding 35,059,461 common shares.
(i)	The reference to March 31, 2003 should be changed to June 30, 2005.
(j)	Schedule D of the Original Subscription Agreement should include reference to the following agreements:
A. Licensing and Collaboration Agreement and accompanying Supply Agreement between the Company and Laboratories Del Dr. Esteve, S.A. dated November 27, 2002, as amended by a Revised Collaboration Letter dated March 9, 2005.
B. Manufacturing and Option Agreement between the Company and Sabex 2002 Inc., dated March 17, 2004.
C. Letter of Understanding between the Company and Mr. Claude Cardinal dated November 21, 2003 (7% royalty on certain topical formulations)
D. Licensing Agreement between the Company and Techpharm Inc., dated November 21, 2003 (7% on certain topical formulations)
(m)
As disclosed in the Company’s news release dated June 28, 2005 the Company has been notified the Chinese Patent Office has changed registered ownership of the drug withdrawal patent ZL 95190556.2 “Use of Ammo Quinazoline Hydride Compound and it Derivative for Abstaining from Drug Dependence” in China from the Company’s subsidiary, Nanning Maple Leaf Pharmaceuticals to one of two inventors and a third party who alleges to have been an employer of the other inventor. The Company has decided to temporarily postpone development and testing of its opiate addiction withdrawal drug in China. In August 2005, the Company was notified that an earlier attempt by a third party to invalidate this patent had been withdrawn.

The Company has initiated re-examination proceedings for patent US 6,407,088 “Method of Analgesia”.
During the preparation and prosecution of the Company’s patent applications a range of documents have been identified. These include patents and applications directed to some aspects of the chemistry and use of TTX.

There may be additional patent documents (including pending applications) in existence of which the Company is unaware, including patent applications which have been filed but have not yet been laid open to public inspection. To the best of the Company’s knowledge, there are no existing patents of such a scope that they would preclude the Company from conducting its Business. Nonetheless it is possible that some aspect of the Company’s planned activities might at some point potentially infringe upon one or more existing patents or patent applications in one or more jurisdictions.
Although not exhaustive it is believed that the results of the International Search Reports that have issued in the Company’s PCT applications (including applications owned by Nanning Maple Leaf Pharmaceutical Co. Ltd.) provide a reasonably comprehensive representation of the relevant prior art patents and patent applications. The lists of prior art cited in Search Reports already issued with respect to the Company’s PCT filings are attached hereto. Additional documents may have been identified in individual national or regional prosecutions.
(n)	See paragraph (m) above.

(q)	See paragraph (j) above.

(t)	See paragraph (m) above.

(y)	The Company is the subject of an investigation by the British Columbia Securities Commission with respect to the disclosure of certain clinical trial results.

(ii)	A. See paragraph (y) above.
B. The Company has received requisitions to call a meeting from two different shareholders. The first requisition was received from Ms. Margaret Chow and the second from Mr. Arlyn Miller.
Ms. Chow’s request asks the Company to call a special meeting to remove all of the directors, to fix the size of the board at six and to elect her nominees (which had not been specified). The Company had considered Ms. Chow’s requisition and determined not to call a meeting of shareholders to deal with her requisition. As a result, Ms. Chow was entitled to call a meeting, but took no steps in furtherance thereof other than to issue a press release.
Mr. Miller’s subsequent requisition asks the Company to call a special meeting to remove Donna Shum, Frank Shum and Kenneth Li as directors, and elect Dr. Benjamin Chen, Mr. Pierre Cantin and Mr. Arlyn Miller as directors in their place. The Company has considered Mr. Miller’s requisition and has called the Meeting to address his requisition. The Company recommends shareholders vote in favour of this resolution.
Mr. Miller’s requisition also asks the Company to call a special meeting to ask shareholders of the Company to approve the creation of a Royalty Trust. The Company is making no recommendation to shareholders with respect to this resolution.
C.	See paragraph (y) above.

SCHEDULE B
RELEASE

MUTUAL RELEASE
This Agreement is made the 22nd day of December, 2005.
BETWEEN:
WEX PHARMACEUTICALS INC.
(“Wex”)
AND:
WEX MEDICAL LIMITED
(“Wex HK”)
AND:
UOB VENTURE TECHNOLOGY INVESTMENTS LTD
(“UOB”)
WHEREAS:
A. Wex, Wex HK and UOB entered into a Private Placement Subscription Agreement dated May 18, 2004 and a Debenture dated June 14, 2004 (together the “Loan Agreement”) whereby UOB advanced the sum of US $1,500,000 to Wex HK.
B. Nanning Maple Leaf Pharmaceuticals, a subsidiary of Wex, is and has been involved in a dispute regarding the ownership of Chinese Patent No. ZL95190556.2 “Use of Quinazoline Hydride Compound and its Derivative for Abstaining from Drug Dependence” (the “Dispute”).
C. UOB has asserted that the representations and warranties made by Wex and Wex HK to UOB in the Loan Agreement were not accurate because of the existence of the Dispute at the time the Loan Agreement was entered into (the “Disclosure Issue”).
D. Wex, Wex HK and UOB have entered into a Private Placement Subscription Amending Agreement dated December 22, 2005 and a Debenture Amendment Agreement dated December 22, 2005 (collectively the “New Agreements”) to amend the terms and conditions of the Loan Agreement.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the sum of $10.00 now paid by each party to the other and in consideration of the mutual covenants and agreements herein contained, and other good and valuable consideration, including the entering into of the New Agreements the parties hereto agree as follows:
1. RELEASE BY WEX
Wex and Wex HK each hereby remises, releases and forever discharges UOB and its successors, assigns, directors, officers, agents and employees (collectively, the “UOB Releasees”) of and from any and all liabilities, causes of action, claims, proceedings, suits, costs, demands, obligations, interest, debts, duties and damages of whatever nature or kind, whether at law or at equity and whether known or unknown, suspected or unsuspected, which Wex or Wex HK has or subsequently may have against the UOB Releasees or any of them, arising out of the Disclosure Issue.
2. RELEASE BY UOB
UOB hereby remises, releases and forever discharges Wex and Wex HK and their successors, assigns, directors, officers, agents and employees (collectively, the “Wex Releasees”) of and from any and all liabilities, causes of action, claims, proceedings, suits, costs, demands, obligations, interest, debts, duties and damages of whatever nature or kind, whether at law or at equity and whether known or unknown, suspected or unsuspected, which UOB has or subsequently may have against the Wex Releasees arising out of the Disclosure Issue.
3. AGREEMENT NOT TO SUE OTHERS WITH RESPECT TO SUBJECT MATTER OF RELEASE
The parties agree not to make any claim or take or continue any proceedings against any other person or corporation who might claim contribution or indemnity from the other in connection with the subject matter of this Mutual Release.
4. RELEASE DOES NOT AFFECT ANY OBLIGATIONS UNDER THE NEW AGREEMENT
For greater clarity, this Mutual Release does not affect any of the obligations of any party pursuant to the New Agreements.
5. NOT AN ADMISSION OF LIABILTY
This Mutual Release does not constitute any admission of liability or wrongdoing by any party to this Mutual Release.
6. CONFIDENTIALITY
The parties have agreed on the terms of a press release to be issued by Wex announcing the entering into of the New Agreement, the form of which is attached as Schedule A to this agreement (the “Press Release”). The parties agree that, except to the extent disclosed in the Press Release, they shall keep the terms of this Mutual Release and the New Agreements confidential and not disclose them to any person or entity, except that they shall be permitted to disclose the terms as necessary to professional advisors and as required by law.

7. AGREEMENT NOT TO BE AFFECTED BY DIFFERENCE IN FACTS OR LAW
The parties acknowledge that the facts and law in respect of which this Mutual Release is given may be different from the facts and law now known or believed to be true. The parties agree that this release will in all respects be enforceable and not subject to termination, rescission, or variation by discovery of any difference in facts or law.
8. GOVERNING LAW
This Mutual Release is governed by the laws in force in the Province of British Columbia. The Courts of British Columbia shall have exclusive jurisdiction over this Mutual Release, including without limitation the enforcement of this Mutual Release and any dispute regarding its interpretation and application.
9. SUCCESSORS AND ASSIGNS
This Mutual Release is binding upon and for the benefit of the parties hereto and their respective heirs, executors, administrators, successors, assigns, partners, agents and employees (in such capacity).
10. COUNTERPARTS
This Mutual Release may be executed in one or more counterparts and such counterparts may be transmitted by electronic facsimile, and each such counterpart shall be deemed to be an original and together such counterparts shall constitute one document.

11. ENTIRE AGREEMENT
The provisions contained herein, together with the New Agreements, constitute the entire agreement between the parties and supersede all previous communications, representations, understandings and agreements, whether oral or written, between them with respect to the subject matter of this Mutual Release and New Agreements.
IN WITNESS WHEREOF the parties have set their authorized signatures this 22 day of December, 2005.

WEX PHARMACEUTICALS INC.

Per:	/s/ “Edge Wang” Authorized Signatory
WEX MEDICAL LIMITED

Per:	/s/ “Edge Wang” Authorized Signatory
UOB VENTURE TECHNOLOGY INVESTMENTS LTD

Per:	/s/ “Seah Kian Wee” Authorized Signatory

PRIVATE PLACEMENT SUBSCRIPTION AMENDING AGREEMENT
THIS AMENDING AGREEMENT dated for reference December 22, 2005 is made
AMONG:
UOB VENTURE (SHENZHEN) LIMITED,
608, St James Court, St Denis Street, Port Louis, Mauritius
(the “Purchaser”)
OF THE FIRST PART
AND:
WEX PHARMACEUTICALS INC. (formerly known as INTERNATIONAL WEX TECHNOLOGIES INC.), a corporation formed under the Canada Business Corporations Act and having an office at 2100 — 1040 West Georgia Street, Vancouver, British Columbia V6E 4H1
(the “Company”)
OF THE SECOND PART
AND:
WEX MEDICAL LIMITED, a corporation formed under the laws of Hong Kong and having an office at Unit A, 34/F., Manulife Tower, 169 Electric Road, North Point, Hong Kong
(the “Subsidiary”)
OF THE THIRD PART
WHEREAS:
A.
On June 14, 2004, the Purchaser advanced to the Subsidiary $2,100,000 (the “Advanced Funds”) pursuant to a subscription agreement among the Purchaser, the Subsidiary and the Company dated May 18, 2004 (the “Original Subscription Agreement”);

B.	Pursuant to the Original Subscription Agreement, the Subsidiary and the Company issued to the Purchaser a debenture dated June 14, 2004 relating to the Advanced Funds (the “Debenture”);

C.	The Purchaser, the Subsidiary and the Company wish to enter into this Amending Agreement to amend certain provisions of the Original Subscription Agreement as hereinafter provided; and
D.	Concurrently with the execution of this Amending Agreement, the Purchaser, the Subsidiary and the Company have agreed to amend the Debenture.
NOW THEREFORE in consideration of the mutual premises, covenants and agreements herein set forth, and $1.00 now paid by each party to the others, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto covenant and agree as follows:
1.	Definitions
In this Amending Agreement and the recitals hereto, unless the context otherwise requires, any capitalized term not otherwise defined herein will have the meaning ascribed thereto in the Original Subscription Agreement.
2.	One Instrument
The parties hereto agree that the Original Subscription Agreement, as amended hereby, shall continue to have full force and effect and this Amending Agreement shall have effect, so far as practicable, as if all of the provisions of the Original Subscription Agreement and this Amending Agreement were contained in the one instrument.
3.	Amendments
3.1	The definition of “Debentures” in section l.l(j) of the Original Subscription Agreement is deleted and the following is substituted in its place:
“(j)
“Debentures” means the unsecured convertible debentures originally due five years and one day from the date of issuance and bearing interest at 5 1/2% per annum payable semi annually and otherwise having the attributes and being in the form of Schedule “A” attached to this Agreement, as amended from time to time;”

3.2	Article 5 of the Original Subscription Agreement is deleted and the following is substituted in its place:
“5.	COVENANTS OF THE COMPANIES

5.1	The Company and each of its subsidiaries shall deliver to the Purchaser such financial statements and other documents as required under the Debentures.

5.2
So long as any Debentures are outstanding, the Companies agree to appoint to the board of directors of Nanning Maple Leaf Pharmaceutical Co. Ltd. (a limited liability company under the laws of China), one nominee designated in writing by holders of Debentures.

5.3
So long as any Debentures are outstanding, the Purchaser shall be entitled to appoint an observer who shall have the right to attend all board meetings of the Company, including committee meetings, either in person or by phone. The observer will have the right to receive notice of all meetings of the board of the Company, including committee meetings, and the right to speak thereat and will receive all information and material presented to the board as would a director. The Companies will pay all reasonable expenses of the observer incurred in attending at meetings of the board of directors, or any committees thereof. Such expenses will be paid by the Companies in the same manner as the Companies pay the expenses of their directors.

5.4	The covenants contained in this section 5 will survive Closing and shall terminate upon the conversion of the Debentures in accordance with the terms thereof.”
4.	Representation, Warranties and Covenants of the Companies
4.1	The Companies, jointly and severally, represent, warrant and covenant that, as of the date hereof:
(a)	except as disclosed in Schedule A hereto, the representations and warranties in Section 4.1 of the Original Subscription Agreement are true and correct;

(b)	each of the Companies has full corporate power and authority to enter into this Amending Agreement and perform its obligations hereunder;

(c)
the execution and delivery of this Amending Agreement will not breach, violate or conflict with any instrument or agreement governing any Intellectual Property right owned, used by or licensed to the Company or any of its subsidiaries, will not cause the forfeiture or termination of any Intellectual Property right owned, used by or licensed to the Company or any of its subsidiaries to use, sell, license or dispose of or to bring any action for the infringement of any Intellectual Property right owned, used by or licensed to the Company or any of its subsidiaries (or any portion thereof);

(d)
the Company and its subsidiaries are not in default or breach of, and the execution and delivery of, and the performance of and compliance with the terms of this Amending Agreement by the Company or any of the transactions contemplated hereby does not and will not result in any breach of, or constitute a default under, and does not and will not create a state of facts which, after notice or lapse of time or both, would result in a breach or constitute a default under, any term or provision of the constating documents or resolutions of shareholders or directors of the Company or any of its subsidiaries, or any indenture, mortgage, note, contract, agreement (written or oral), instrument, lease or other document to which the Company or any of its subsidiaries is a party or by which it is bound, or any judgment, decree, order, statute, rule or regulation applicable to the Company or any of its subsidiaries, which default or breach might reasonably be expected to materially adversely affect the business, operations, capital or condition (financial or otherwise) of the Company or any of its subsidiaries or their properties or assets;

(e)	this Amending Agreement has been duly authorized by all necessary corporate action on the part of the Companies;

(f)	the Company has obtained the approval from the Exchange in respect of the transactions contemplated by this Amending Agreement; and

(g)
to the best of the Company’s knowledge, the representations, warranties and statements of fact contained herein or otherwise furnished by or on behalf of the Company or the subsidiaries to the Purchaser in connection with the transactions contemplated by this Amending Agreement do not omit to state any material fact necessary to make any such representation, warranty or statement not misleading. The Company has no knowledge of any facts relating to the Business which, if known to the Purchaser, might reasonably be expected to deter the Purchaser from entering into this Amending Agreement.

4.2	The representations, warranties and covenants contained in this section will survive the execution of this Amending Agreement.
5.	Release
Upon timely payment being made in accordance with section 3.1(a) of each of the Debentures, the Purchaser shall deliver to the Company a release in the form attached hereto as Schedule B executed by the Purchaser.
6.	Expenses
Upon execution of this Amending Agreement, the Company shall reimburse the Purchaser for half of the legal fees and expenses (and taxes thereon) incurred by the Purchaser arising out of the non-disclosure by the Company of the dispute relating to Chinese patent ZL 95190556.2, including the costs relating to the negotiation, preparation and execution of this Amending Agreement.
7.	Counterparts
This Agreement may be executed in any number of counterparts, each of which will be deemed to be an original and all of which taken together will be deemed to constitute one and the same instrument. Counterparts may be delivered either in original or faxed form and the parties adopt any signatures received by a receiving fax machine as original signatures of the parties; provided, however, that any party providing its signature in such manner will promptly forward to the other party an original of the signed copy of this Agreement which was so faxed.

IN WITNESS WHEREOF the parties hereto have duly executed this Agreement as of the day and year first above written.
For and on behalf of
UOB VENTURE (SHENZHEN) LIMITED

/s/ “Seah Kian Wee” Signature

Seah Kian Wee Name

Director of SZVC UOB Venture Management Co Ltd Title

SIGNED, SEALED AND DELIVERED	)
BY WEX PHARMACEUTICALS INC.	)
in the presence of:	)
)
/s/ “Iain Mant”	)
Signature	)
	)	“/s/ Edge Wang”

	)	Edge Wang, President
Name	)
)
)
Address	) )
)

SIGNED, SEALED AND DELIVERED	)
BY WEX MEDICAL LIMITED )
in the presence of:	)
)
/s/ “Iain Mant”	)
Signature	)
	)	/s/ “Edge Wang”

	)	Edge Wang, President
Name	)
)
)
Address	) )
)

SCHEDULE A
DISCLOSURE SCHEDULE TO
PRIVATE PLACEMENT SUBSCRIPTION AMENDING AGREEMENT
DATED FOR REFERENCE DECEMBER 22, 2005
The representations set forth in section 4.1 of the original Subscription Agreement are true and correct except as set forth below. Paragraph numbers below correspond to paragraph references under section 4.1 of the Original Subscription Agreement.
(d)	As of September 30, 2005 the Company had issued and outstanding 35,059,461 common shares.

(i)	The reference to March 31, 2003 should be changed to June 30, 2005.

(j)	Schedule D of the Original Subscription Agreement should include reference to the following agreements:

A. Licensing and Collaboration Agreement and accompanying Supply Agreement between the Company and Laboratorios Del Dr. Esteve, S.A. dated November 27, 2002, as amended by a Revised Collaboration Letter dated March 9 2005.

B. Manufacturing and Option Agreement between the Company and Sabex 2002 Inc., dated March 17, 2004.

C. Letter of Understanding between the Company and Mr. Claude Cardinal dated November 21, 2003 (7% royalty on certain topical formulations)

D. Licensing Agreement between the Company and Techpharm Inc., dated November 21, 2003 (7% on certain topical formulations)

(m)
As disclosed in the Company’s news release dated June 28, 2005 the Company has been notified the Chinese Patent Office has changed registered ownership of the drug withdrawal patent ZL 95190556.2 “Use of Amino Quinazoline Hydride Compound and it Derivative for Abstaining from Drug Dependence” in China from the Company’s subsidiary, Nanning Maple Leaf Pharmaceuticals to one of two inventors and a third party who alleges to have been an employer of the other inventor. The Company has decided to temporarily postpone development and testing of its opiate addiction withdrawal drug in China. In August 2005, the Company was notified that an earlier attempt by a third party to invalidate this patent had been withdrawn.

The Company has initiated re-examination proceedings for patent US 6,407,088 “Method of Analgesia”.

During the preparation and prosecution of the Company’s patent applications a range of documents have been identified. These include patents and applications directed to some aspects of the chemistry and use of TTX.

There may be additional patent documents (including pending applications) in existence of which the Company is unaware, including patent applications which have been filed but have not yet been laid open to public inspection. To the best of the Company’s knowledge, there are no existing patents of such a scope that they would preclude the Company from conducting its Business. Nonetheless it is possible that some aspect of the Company’s planned activities might at some point potentially infringe upon one or more existing patents or patent applications in one or more jurisdictions.

Although not exhaustive it is believed that the results of the International Search Reports that have issued in the Company’s PCT applications (including applications owned by Nanning Maple Leaf Pharmaceutical Co. Ltd.) provide a reasonably comprehensive representation of the relevant prior art patents and patent applications. The lists of prior art cited in Search Reports already issued with respect to the Company’s PCT filings are attached hereto. Additional documents may have been identified in individual national or regional prosecutions.

(n)	See paragraph (m) above.

(q)	See paragraph (j) above.

(t)	See paragraph (m) above.

(y)	The Company is the subject of an investigation by the British Columbia Securities Commission with respect to the disclosure of certain clinical trial results.

(ii)	A. See paragraph (y) above.

B. The Company has received requisitions to call a meeting from two different shareholders. The first requisition was received from Ms. Margaret Chow and the second from Mr. Arlyn Miller.

Ms. Chow’s request asks the Company to call a special meeting to remove all of the directors, to fix the size of the board at six and to elect her nominees (which had not been specified). The Company had considered Ms. Chow’s requisition and determined not to call a meeting of shareholders to deal with her requisition. As a result, Ms. Chow was entitled to call a meeting, but took no steps in furtherance thereof other than to issue a press release.

Mr. Miller’s subsequent requisition asks the Company to call a special meeting to remove Donna Shum, Frank Shum and Kenneth Li as directors, and elect Dr. Benjamin Chen, Mr. Pierre Cantin and Mr. Arlyn Miller as directors in their place. The Company has considered Mr. Miller’s requisition and has called the Meeting to address his requisition. The Company recommends shareholders vote in favour of this resolution.

Mr. Miller’s requisition also asks the Company to call a special meeting to ask shareholders of the Company to approve the creation of a Royalty Trust. The Company is making no recommendation to shareholders with respect to this resolution.

C. See paragraph (y) above.

SCHEDULE B
RELEASE

MUTUAL RELEASE
This Agreement is made the 22nd day of December, 2005.
BETWEEN:
WEX PHARMACEUTICALS INC.
(“Wex”)
AND:
WEX MEDICAL LIMITED
(“Wex HK”)
AND:
UOB VENTURE (SHENZHEN) LIMITED
(“UOB”)
WHEREAS:
A. Wex, Wex HK and UOB entered into a Private Placement Subscription Agreement dated May 18, 2004 and a Debenture dated June 14, 2004 (together the “Loan Agreement”) whereby UOB advanced the sum of US $2,100,000 to Wex HK.
B. Nanning Maple Leaf Pharmaceuticals, a subsidiary of Wex, is and has been involved in a dispute regarding the ownership of Chinese Patent No. ZL95190556.2 “Use of Quinazoline Hydride Compound and its Derivative for Abstaining from Drug Dependence” ( the “Dispute”).
C. UOB has asserted that the representations and warranties made by Wex and Wex HK to UOB in the Loan Agreement were not accurate because of the existence of the Dispute at the time the Loan Agreement was entered into (the “Disclosure Issue”).
D. Wex, Wex HK and UOB have entered into a Private Placement Subscription Amending Agreement dated December 22, 2005 and a Debenture Amendment Agreement dated December 22, 2005 (collectively the “New Agreements”) to amend the terms and conditions of the Loan Agreement.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the sum of $10.00 now paid by each party to the other and in consideration of the mutual covenants and agreements herein contained, and other good and valuable consideration, including the entering into of the New Agreements the parties hereto agree as follows:
1. RELEASE BY WEX
Wex and Wex HK each hereby remises, releases and forever discharges UOB and its successors, assigns, directors, officers, agents and employees (collectively, the “UOB Releasees”) of and from any and all liabilities, causes of action, claims, proceedings, suits, costs, demands, obligations, interest, debts, duties and damages of whatever nature or kind, whether at law or at equity and whether known or unknown, suspected or unsuspected, which Wex or Wex HK has or subsequently may have against the UOB Releasees or any of them, arising out of the Disclosure Issue.
2. RELEASE BY UOB
UOB hereby remises, releases and forever discharges Wex and Wex HK and their successors, assigns, directors, officers, agents and employees (collectively, the “Wex Releasees”) of and from any and all liabilities, causes of action, claims, proceedings, suits, costs, demands, obligations, interest, debts, duties and damages of whatever nature or kind, whether at law or at equity and whether known or unknown, suspected or unsuspected, which UOB has or subsequently may have against the Wex Releasees arising out of the Disclosure Issue.
3. AGREEMENT NOT TO SUE OTHERS WITH RESPECT TO SUBJECT MATTER OF RELEASE
The parties agree not to make any claim or take or continue any proceedings against any other person or corporation who might claim contribution or indemnity from the other in connection with the subject matter of this Mutual Release.
4. RELEASE DOES NOT AFFECT ANY OBLIGATIONS UNDER THE NEW AGREEMENT
For greater clarity, this Mutual Release does not affect any of the obligations of any party pursuant to the New Agreements.
5. NOT AN ADMISSION OF LIABILITY
This Mutual Release does not constitute any admission of liability or wrongdoing by any party to this Mutual Release.
6. CONFIDENTIALITY
The parties have agreed on the terms of a press release to be issued by Wex announcing the entering into of the New Agreement, the form of which is attached as Schedule A to this agreement (the “Press Release”). The parties agree that, except to the extent disclosed in the Press Release, they shall keep the terms of this Mutual Release and the New Agreements confidential and not disclose them to any person or entity, except that they shall be permitted to disclose the terms as necessary to professional advisors and as required by law.

7. AGREEMENT NOT TO BE AFFECTED BY DIFFERENCE IN FACTS OR LAW
The parties acknowledge that the facts and law in respect of which this Mutual Release is given may be different from the facts and law now known or believed to be true. The parties agree that this release will in all respects be enforceable and not subject to termination, rescission, or variation by discovery of any difference in facts or law.
8. GOVERNING LAW
This Mutual Release is governed by the laws in force in the Province of British Columbia. The Courts of British Columbia shall have exclusive jurisdiction over this Mutual Release, including without limitation the enforcement of this Mutual Release and any dispute regarding its interpretation and application.
9. SUCCESSORS AND ASSIGNS
This Mutual Release is binding upon and for the benefit of the parties hereto and their respective heirs, executors, administrators, successors, assigns, partners, agents and employees (in such capacity).
10. COUNTERPARTS
This Mutual Release may be executed in one or more counterparts and such counterparts may be transmitted by electronic facsimile, and each such counterpart shall be deemed to be an original and together such counterparts shall constitute one document.

11. ENTIRE AGREEMENT
The provisions contained herein, together with the New Agreements, constitute the entire agreement between the parties and supersede all previous communications, representations, understandings and agreements, whether oral or written, between them with respect to the subject matter of this Mutual Release and New Agreements.
IN WITNESS WHEREOF the parties have set their authorized signatures this 22 day of December, 2005.
WEX PHARMACEUTICALS INC.

Per:	/s/ “Edge Wang” Authorized Signatory
WEX MEDICAL LIMITED

Per:	/s/ “Edge Wang” Authorized Signatory
UOB VENTURE (SHENZEN) LIMITED

Per:	/s/ “Seah Kian Wee” Authorized Signatory